                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant To Section 13 or 14(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 16, 2002
                                                          -------------

                            PSYCHEMEDICS CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant As Specified In Its Charter)

                                    DELAWARE
                  ---------------------------------------------
                 (State if Other Jurisdiction of Incorporation)

                1-13738                                 58-1701987
         ------------------------                   --------------------
         (Commission File Number)           (I.R.S. Employer Identification No.)

1280 Massachusetts Ave., Suite 200, Cambridge, Ma                  02138
-------------------------------------------------                  -----
(Address of Principal Executive Offices)                         (Zip Code)

                                 (617-868-7455)
                           ------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                           ------------------------
          (Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On July 16, 2002, upon the recommendation of its Audit Committee, the Board of Directors of Psychemedics Corporation named Ernst & Young LLP as the Company's new independent public accountants.

         During Psychemedics Corporation's fiscal years ended December 31, 2001 and 2000 and the subsequent interim period ended July 16, 2002, the Company did not consult with Ernst & Young LLP with respect to the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on Psychemedics Corporation's financial statements.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         None

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PSYCHEMEDICS CORPORATION
Dated: July 17, 2002


                                    By:  /s/ Peter C. Monson
                                        ----------------------------------------
                                        Peter C. Monson, Chief Financial Officer




                                       3